UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2012

Tejon Ranch Co.

(Exact name of registrant as specified in its charter)

Delaware	1-7183	77-0196136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1000, Lebec, California		93243
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (661) 248-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 10, 2012, Tejon Ranch Co. (the “Company”) issued a press release reporting that it had filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”). Under the shelf registration statement, once declared effective by the SEC, the Company may offer and sell from time to time in the future, in one or more offerings, common stock, preferred stock, debt securities, warrants, or any combination of the foregoing, either individually or as units comprised of two or more securities. The aggregate offering price of all securities that may be sold under the registration statement will not exceed $150,000,000. A copy of this press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 10, 2012 relating to the filing of a Registration Statement on Form S-3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJON RANCH CO. (Registrant)

By:	/s/ Allen E. Lyda
Allen E. Lyda Senior Vice President and Chief Financial Officer

Date: October 11, 2012